Exhibit 4.9

Amendment N°3

to the

A330-300 Purchase Agreement

Dated December 5th, 2012

Between

Airbus S.A.S.

And

China Southern Airlines Company Limited

And

China Southern Airlines Group

Import and Export Trading Corp., Ltd.

Buyer’s Reference: 15SIES2017FR

Seller’s Reference: CT1102624

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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CONTENT

CLAUSE	TITLE

0	DEFINITIONS	Page 5 of 18

1	SALE AND PURCHASE	Page 5 of 18

2	AIRCRAFT SPECIFICATION	Page 5 of 18

3	PRICES	Page 8 of 18

4	[***]	Page 10 of 18

5	[***]	Page 11 of 18

6	DELIVERY	Page 12 of 18

7	[***]	Page 14 of 18

8	[***]	Page 14 of 18

9	[***]	Page 15 of 18

10	EXHIBITS	Page 16 of 18

11	MISCELLANEOUS	Page 17 of 18

EXHIBITS	TITLE

EXHIBIT B	AIRFRAME PRICE REVISION FORMULA	Exhibit B – Page 1/3

EXHIBIT G	TECHNICAL DATA & SOFTWARE	Exhibit G – Page 1/4

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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This amendment N°3 to the A330-300 purchase agreement dated December 5th, 2012 (the "Amendment N°3") is made on the _____ day of _____________ 2015.

Between

AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814, (the "Seller"),

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED, a company organised under the laws of the People's Republic of China having its principal place of business at Nº278, Airport Road Baiyun District, Guangzhou 510405, People's Republic of China, (the "Buyer"),

and

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD., a company organised under the laws of the People's Republic of China having its principal office at Nº278, Airport Road Baiyun District, Guangzhou 510405, People's Republic of China (the "Consenting Party").

The Seller and the Buyer and the Consenting Party are referred to together as the "Parties" and each a "Party".

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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Whereas, the Seller and the Buyer, with the consent of the Consenting Party, have entered into an aircraft general terms agreement (Buyer's reference: 09SIES1033FR; Seller's reference: CT0803291) dated February 2nd, 2010 (the "AGTA") which constitutes an integral part of this Purchase Agreement.

Whereas, the Buyer and the Seller, with the consent of the Consenting Party, have entered into an A330-300 purchase agreement, (Buyer’s reference 11SIES2015FR; Seller's reference CT1102624), dated as of December 5th, 2012 (the “Purchase Agreement”), which covers the sale by the Seller and the purchase by the Buyer of ten (10) A330-300 aircraft (hereinafter individually or collectively referred to as the “First Batch Aircraft”).

Whereas, the Buyer and the Seller, with the consent of the Consenting Party, have entered into an amendment N°º1 to the Purchase Agreement, dated as of July 1st, 2014 (the “Amendment N°1”), to modify the delivery schedule of certain First Batch Aircraft.

Whereas, pursuant to a request received from the Buyer and the Consenting Party, the Buyer and the Seller, with the consent of the Consenting Party, have entered into an amendment N°2 to the Purchase Agreement, dated as of February 20th, 2015 (the “Amendment N°2”), to modify Clause 1 of Side Letter N°5 to the Purchase Agreement.

For the purpose of this Amendment Nº3, the AGTA, the Purchase Agreement, the Amendment Nº1 and the Amendment Nº2 shall hereinafter collectively be referred to as the “Agreement”.

Whereas, with the consent of the Consenting Party and subject to the terms and conditions set out in this Amendment Nº3, the Buyer wishes to purchase and the Seller wishes to sell ten (10) A330-300 aircraft (hereinafter individually or collectively referred to as the “Second Batch Aircraft”).

Except as otherwise agreed by the parties in this Amendment Nº3, the First Batch Aircraft and the Second Batch Aircraft shall individually or collectively be referred to as the “Aircraft” for the purpose of the Agreement and this Amendment Nº3.

NOW IT IS HEREBY AGREED AS FOLLOWS:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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0	DEFINITIONS

Capitalised terms used herein and not otherwise expressly defined in this Amendment N°3 shall have the meanings assigned thereto in the Agreement.

With respect to Second Batch Aircraft, in addition to the capitalized words and terms elsewhere defined in the Agreement, the initially capitalised words and terms used in this Amendment N°3 shall have the meaning set out below.

A330-300 Standard Specification means the A330-300 standard specification document Number G.000.03000, Issue 9, dated 31st July 2014.

Goods and Services means any goods and services that may be purchased by the Buyer from the Seller or, if applicable, its subsidiaries as listed in the Seller’s relevant customer services catalogue, excluding all aircraft model.

Ready for Delivery means the time when the Technical Acceptance Process has been completed in accordance with Clause 8 of the AGTA and all technical conditions required for the issuance of the Export Airworthiness Certificate have been satisfied.

1	SALE AND PURCHASE

The Seller shall sell and deliver and the Buyer shall buy and take delivery of ten (10) Second Batch Aircraft on the Delivery Date at the Delivery Location upon the terms and conditions contained in this Amendment Nº3 and the Agreement.

Unless it has been modified pursuant to the terms of this Amendment Nº3, the type of each Second Batch Aircraft (the “Aircraft Type”) shall be as set out in Clause 6 of this Amendment Nº3.

2	AIRCRAFT SPECIFICATION

2.1	With respect to Second Batch Aircraft only, Clause 2 of the Purchase Agreement shall be deleted in its entirety and replaced by the following quoted text:

QUOTE

2	AIRCRAFT DEFINITION

2.1	Second Batch Aircraft Standard Specification Definition
2.1.1	The Second Batch Aircraft shall be manufactured in accordance with the A330-300 Standard Specification, as may already be modified or varied at the date of this Amendment Nº3.

2.1.2	A330-300 Aircraft Design Weights

In line with A330-300 Standard Specification, as modified by [***] (those two (2) SCNs together referred to as the “[***]”), the following design weights (Maximum Take-off Weight (“MTOW”), Maximum Landing Weight (“MLW”) and Maximum Zero Fuel Weight (“MZFW”)) are selected and

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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applicable to the Second Batch Aircraft (each such Second Batch Aircraft being individually or collectively referred to as the “A330-300 [***] Aircraft”):

Aircraft Type	MTOW	MLW	MZFW
[***]	[***]	[***]	[***]*

* dynamic payload management allows payload optimization through linear MZFW variation between the referenced MZFW depending on actual take-off weight.

Notwithstanding the foregoing, subject to Clause 2.4 hereto, the Buyer may select to have the Second Batch Aircraft manufactured as:

i)	the “A330-300 [***] Aircraft” in the below design weights:

Aircraft Type	MTOW	MLW	MZFW
[***]	[***]	[***]	[***]

or

(ii)	the “A330-300 [***] Aircraft” in the below design weights, by executing and incorporating irrevocably the [***] ( the “[***]SCN”),

Aircraft Type	MTOW	MLW	MZFW
[***]	[***]	[***]	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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2.2	Propulsion Systems

2.2.1	The Second Batch Aircraft shall be equipped with a set of two (2) of the following engines, including nacelles and thrust reversers (the “Propulsion Systems”) manufactured by one of the following Propulsion System manufacturers (upon selection the “Propulsion System Manufacturer”):

Aircraft Type	General Electric	Pratt & Whitney	Rolls Royce
[***]	[***]	[***]	[***]

* Airbus Equivalent Thrust

2.2.2	The Buyer shall notify the Seller in writing of its selection of the Propulsion Systems no later than [***]prior to the first day of the earliest Second Batch Aircraft Scheduled Delivery Month. If the Buyer does not notify the Seller in writing of its selection of Propulsion Systems for the Second Batch Aircraft as set forth above, then, in addition to any other rights and remedies available to the Seller, the Seller shall have the right to defer the Scheduled Delivery Quarter or Scheduled Delivery Month (as applicable) of any or all of the Aircraft.

2.3	Customization Milestones Chart

Within a reasonable period following signature of the Agreement, the Seller shall provide the Buyer with a customization milestones chart (the “Customization Milestone Chart”), setting out how far in advance of the Scheduled Delivery Month of the Second Batch Aircraft an SCN must be executed in order to integrate into the Specification any items requested by the Buyer from the Seller’s Option Catalogues.

2.4	[***]

[***]

[***]

[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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[***]

UNQUOTE

3	PRICES

3.1	With respect to Second Batch Aircraft only, Clause 3 of the Purchase Agreement shall be deleted in its entirety and replaced by the following quoted text:

QUOTE

3	BASE PRICES

3.1	Airframe Base Price

3.1.1	The Airframe Base Price is the sum of:

(i)	the base price of the A330-300 Airframe as defined in the Standard Specification (excluding Buyer Furnished Equipment), which is :

[***]

(ii)	the sum of the base prices of preliminary SCNs for budgetary purpose, which is :

[***]

(iii)	for A330-300 [***] Aircraft only, the base price of the [***] at:

[***]

(iv)	for A330-300 [***] Aircraft only, the base price of the [***] at:

[***]

The Airframe Base Price is expressed in United States Dollars (USD) at [***] delivery conditions. It is subject to adjustment up to the Aircraft Delivery Date in accordance with the Airframe Price Revision Formula set out in EXHIBIT B hereof.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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3.2	Propulsion Systems Base Price

3.2.1	General Electric

The Propulsion Systems Base Price of a set of two (2) General Electric Propulsion Systems is:

[***]

This Base Price has been established in accordance with the delivery conditions prevailing in [***] and has been calculated from the. Propulsion Systems Reference Price as defined in Appendix C1 of the Purchase Agreement.

3.2.2	Pratt and Whitney

3.2.2.1	The Propulsion Systems Base Price for a set of two (2) Pratt & Whitney PW4170 Propulsion Systems is:

[***]

This Base Price has been established in accordance with the delivery conditions prevailing in [***] and has been calculated from the. Propulsion Systems Reference Price as defined in Appendix C2 of the Purchase Agreement.

3.2.2.2	The Buyer having selected the above Pratt & Whitney Propulsion Systems, the Seller shall pass through to the Buyer a Pratt & Whitney marketing allowance (the "PW Marketing Allowance") reducing the above Base Price of Pratt & Whitney Propulsion Systems by an amount of:

[***]

at economic conditions prevailing for a theoretical delivery in [***].

This PW Marketing Allowance has been computed from the Reference Price of [***] at economic conditions prevailing in [***] corresponding to a theoretical delivery in [***] and shall be subject to revision up to the Aircraft delivery date in accordance with the Pratt & Whitney Revision Formula as defined in Appendix C3 of the Purchase Agreement. It shall be granted upon delivery of each Aircraft, equipped with above PW 4000 series, and shall be applied against the Final Price of each Aircraft to be delivered under this Agreement.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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3.2.3	Rolls-Royce

The Propulsion Systems Base Price of a set of two (2) Rolls-Royce Propulsion Systems is:

[***]

This Base Price has been established in accordance with the delivery conditions prevailing in [***] and has been calculated from the Propulsion Systems Reference Price as defined in Appendix C3 of the Purchase Agreement.

3.3	Base Price of the Aircraft

The Base Price of the Aircraft is the sum of the Airframe Base Price and the General Electric Propulsion Systems Base Price until the Buyer notifies the Seller of its Propulsion Systems selection. After such notification, the Base Price of the Aircraft shall be the sum of the Airframe Base Price and the selected Propulsion Systems Base Price.

UNQUOTE

3.2	With respect to Second Batch Aircraft only, the reference to “Table 6” in the definition of Material Index in (i) Clause 3 of Appendix C1, (ii) Clause 3 of Appendix C2 and (iii) Clause 3 of Appendix C3, and in the definition of Energy Index in Clause 3 of Appendix C3 to the Purchase Agreement shall be deleted and replaced by “Table 9”.

4	[***]

With respect to Second Batch Aircraft only, Clause 5.10 of the AGTA shall be deleted in its entirety and replaced by the following quoted text.

QUOTE

[***]

[***]

[***]

UNQUOTE

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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5	[***]

5.1	With respect to Second Batch Aircraft only, the following quoted [***] shall be added after [***] of the AGTA:

QUOTE

[***]

[***]

UNQUOTE

5.2	With respect to Second Batch Aircraft only, [***] of the AGTA shall be deleted in its entirety and replaced by the following quoted text:

QUOTE

[***]

[***]

[***]

UNQUOTE

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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6	DELIVERY

6.1	Second Batch Aircraft Delivery Schedule

With respect to Second Batch Aircraft only, Clause 4 of the Purchase Agreement shall be appended with the following quoted text.

QUOTE

4.	Delivery Schedule

4.1	Subject to Clauses 2, 7, 8, 10 and 18 of the AGTA, the Seller shall have the Second Batch Aircraft Ready for Delivery at the Delivery Location within the following months (each a “Scheduled Delivery Month”):

Aircraft Rank	Aircraft Type	Scheduled Delivery Month

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

UNQUOTE

6.2	Delivery

6.2.1	With respect to Second Batch Aircraft only, [***] of the AGTA shall be deleted in its entirety and replaced by the following quoted text:

QUOTE

[***]

UNQUOTE

6.2.2	Clause 9.2 of the AGTA shall be deleted in its entirety and replaced by the following quoted text:

QUOTE

9.2.1	The Buyer shall, within seven (7) days after the date on which the Aircraft is Ready for Delivery, sign the Certificate of Acceptance, pay the Balance of the Final Price and send its representatives to the Delivery Location to take Delivery of, and collect, the Aircraft.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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9.2.2	The Seller shall deliver and transfer good title to the Aircraft free and clear of all encumbrances to the Buyer provided that the Balance of the Final Price has been paid by the Buyer pursuant to Clause 5.4 of the AGTA and that the Certificate of Acceptance has been signed and delivered to the Seller pursuant to Clause 8.3 of the AGTA. The Seller shall provide the Buyer with a bill of sale in the form of Exhibit E of the AGTA (the "Bill of Sale") and/or such other documentation confirming transfer of title and receipt of the Final Price as may reasonably be requested by the Buyer. Title to, property in and risk of loss of or damage to the Aircraft shall be transferred to the Buyer on Delivery.

9.2.3.1	Should the Buyer fail, within the period specified in Clause 9.2.1 above, to:

(i)	deliver the signed Certificate of Acceptance to the Seller ; or

(ii)	pay the Balance of the Final Price for the Aircraft to the Seller and take Delivery of the Aircraft;

then the Buyer shall be deemed to have rejected delivery of the Aircraft without warrant when duly tendered to it hereunder. Without prejudice to Clause 5.7 of the AGTA and the Seller’s other rights under this Agreement or at law (a) the Seller shall retain title to the Aircraft and (b) the Buyer shall bear all risk of loss of or damage to the Aircraft and shall indemnify and hold the Seller harmless against any and all costs (including but not limited to any parking, storage, and insurance costs) and consequences resulting from such failure, it being understood that the Seller shall be under no duty towards the Buyer to store, park, insure, or otherwise protect the Aircraft.

9.2.3.2	Should the Buyer fail to collect the Aircraft as mentioned in Clause 9.2.1 above and without prejudice to the Seller’s other rights under this Agreement or at law, the provisions of above Clause 9.2.3.1 (b) shall apply.

9.2.3.3	[***]

[***]

9.2.4	[***]

UNQUOTE

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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7	[***]

With respect to Second Batch Aircraft only, the following [***] of the AGTA shall be deleted in its entirety and replaced by the following quoted text:

QUOTE

[***]

[***]

[***]

[***]

[***]

UNQUOTE

8	[***]

8.1	With respect to Second Batch Aircraft only, the following [***] shall be added at the end of [***] of the AGTA:

QUOTE

[***]

[***]

UNQUOTE

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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8.2	With respect to Second Batch Aircraft only, [***] of the AGTA shall be deleted in its entirety and replaced by the following quoted text:

QUOTE

[***]

[***]

[***]

UNQUOTE

9	[***]

With respect to Second Batch Aircraft only, the following [***] of the AGTA shall be deleted in its entirety and shall be replaced by the following quoted text:

QUOTE

[***]

[***]

[***]

[***]

[***]

[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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[***]

[***]

UNQUOTE

10	EXHIBITS

10.1	With respect to Second Batch Aircraft only, the Exhibit G to the AGTA shall be deleted in its entirety and replaced by the Exhibit G in Appendix 2 to this Amendment N°3.

10.2	With respect to Second Batch Aircraft only, Exhibit 3 Part 1 to the Purchase Agreement shall be deleted in its entirety and replaced by the Exhibit B to this Amendment N°3.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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11	MISCELLANEOUS

11.1	The Parties hereby agree that this Amendment N°3 shall enter into full force and effect from the date mentioned above.

11.2	Except as otherwise provided by the terms and conditions hereof, this Amendment N°3 contains the entire agreement of the Parties with respect to the subject matter hereof and supersedes all other prior understandings, commitments, agreements, representations and negotiations whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of the Parties.

11.3	In the event of any inconsistency between the terms and conditions of the Agreement and those of the present Amendment N°3, the latter shall prevail to the extent of such inconsistency, whereas the part not concerned by such inconsistency shall remain in full force and effect.

11.4	The Amendment N°3 (and its existence) shall be treated by each Party as confidential and shall not be released or revealed in whole or in part to any third party without the prior written consent of the other Parties. In particular, each Party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior written consent of the other Parties.

11.5	The Parties agree that this Amendment N°3, upon execution hereof, shall constitute an integral and non-severable part of the Agreement and shall be governed by all of its provisions; as such provisions have been specifically amended pursuant to this Amendment N°3. Except as otherwise expressly modified herein, all other terms and conditions of the Agreement shall continue to be in full force and effect.

11.6	This Amendment N°3 may be executed by the Parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

11.7	This Amendment N°3 shall be governed by and construed in accordance with the laws of England. Any dispute arising out of or in connection with this Amendment N°3 shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by three (3) arbitrators appointed in accordance with such rules. Arbitration shall take place in London in the English language.

11.8	The parties do not intend that any term of this Amendment N°3 shall be enforceable solely by virtue of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a party to this Amendment N°3. The parties may rescind, vary, waive, release, assign, novate or otherwise dispose of all or any of their respective rights or obligations under this Amendment N°3 in accordance with the terms hereof without the consent of any person who is not a party to this Amendment N°3.

11.9	Notwithstanding any other provision of the Agreement, this Amendment N°3 and the rights and obligation of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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IN WITNESS WHEREOF, this Amendment N° 3 was entered into the day and year first above written.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES COMPANY LIMITED	AIRBUS S.A.S.

Name:	Name:

Title:	Title:

Signature:	Signature:

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

Name:

Title:

Signature:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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IN WITNESS WHEREOF, this Amendment N° 3 was entered into the day and year first above written.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES COMPANY LIMITED	AIRBUS S.A.S.

Name:	Name:

Title:	Title:

Signature:	Signature:

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

Name:

Title:

Signature:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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Appendix 1 to Amendment 3	EXHIBIT B

AIRFRAME PRICE REVISION FORMULA

1	BASE PRICE

The Airframe Base Price quoted in Clause 3.1 of the Amendment is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

2	BASE PERIOD

The Airframe Base Price has been established in accordance with the average economic conditions prevailing in [***],[***],[***] and corresponding to a theoretical delivery in [***] as defined by "ECIb" and "ICb" index values indicated hereafter.

3	INDEXES

Labor Index: "Employment Cost Index for Workers in Aerospace manufacturing" hereinafter referred to as "ECI336411W", quarterly published by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”, and found in Table 9, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group”, or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS Code 336411, base month and year December 2005 = 100).

The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two preceding months.

Index code for access on the Web site of the US Bureau of Labor Statistics: CIU2023211000000I.

Material Index: "Industrial Commodities" (hereinafter referred to as "IC") as published in "PPI Detailed Report" (found in Table 9. “Producer price indexes and percent changes for commodity and service groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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Exhibit B – Page 1/3

Appendix 1 to Amendment 3	EXHIBIT B

4	REVISION FORMULA

Pn	=	(Pb + F) x [(0.75 x (ECIn/ECIb)) + (0.25 x (ICn/ICb))]

Where	:

Pn	:	Airframe Base Price as revised at the Delivery Date of the Aircraft

Pb	:	Base Price at economic conditions [***],[***],[***] averaged ([***] delivery conditions)

F	:	(0.005 x N x Pb)
where N = the calendar year of Delivery of the Aircraft minus [***]

ECIn	:	the arithmetic average of the latest published values of the ECI 336411W-Index available at the Delivery Date of the Aircraft for the 11th, 12th and 13th month prior to the month of Aircraft Delivery

ECIb	:	ECI 336411W-Index for [***],[***],[***] averaged (=[***])

ICn	:	the arithmetic average of the latest published values of the IC-Index available at the Delivery Date of the Aircraft for the 11th, 12th and 13th month prior to the month of Aircraft Delivery

ICb	:	IC-Index for [***],[***],[***], averaged (=[***])

5	GENERAL PROVISIONS

5.1	Roundings

The Labor Index average and the Material Index average shall be computed to the first decimal. If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

Each quotient (ECIn/ECIb) and (ICn/ICb) shall be rounded to the nearest ten-thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

The final factor [(0.75 x (ECIn/ECIb)) + (0.25 x (ICn/ICb))] shall be rounded to the nearest ten-thousandth (4 decimals).

The final price shall be rounded to the nearest whole number (0.5 or more rounded to 1).

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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Exhibit B – Page 2/3

Appendix 1 to Amendment 3	EXHIBIT B

5.2	Substitution of Indexes for Airframe Price Revision Formula

If:

(i)	the United States Department of Labor substantially revises the methodology of calculation of the Labor Index or the Material Index as used in the Airframe Price Revision Formula, or

(ii)	the United States Department of Labor discontinues, either temporarily or permanently, such Labor Index or such Material Index, or

(iii)	the data samples used to calculate such Labor Index or such Material Index are substantially changed;

the Seller shall select a substitute index for inclusion in the Airframe Price Revision Formula (the "Substitute Index").

The Substitute Index shall reflect as closely as possible the actual variance of the Labor Costs or of the material costs used in the calculation of the original Labor Index or Material Index as the case may be.

As a result of the selection of the Substitute Index, the Seller shall make an appropriate adjustment to the Airframe Price Revision Formula to combine the successive utilization of the original Labor Index or Material Index (as the case may be) and of the Substitute Index.

5.3	Final Index Values

The Index values as defined in Clause 4 above shall be considered final and no further adjustment to the base prices as revised at Delivery of the Aircraft shall be made after Aircraft Delivery for any subsequent changes in the published Index values.

5.4	Limitation

Should the sum of [(0.75 x (ECIn/ECIb)) + (0.25 x (ICn/ICb))] be less than 1, Pn shall be equal to Pb + F.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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Exhibit B – Page 3/3

Appendix 2 to Amendment 3	EXHIBIT G

TECHNICAL DATA & SOFTWARE

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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Exhibit G – Page 1/4

Appendix 2 to Amendment 3	EXHIBIT G

TECHNICAL DATA & SOFTWARE

Where applicable, data shall be established in general compliance with the ATA 100 Information Standards for Aviation Maintenance and the applicable provisions for digital standard of ATA Specification 2200 (iSpec2200).

The Seller shall provide the Buyer with the following Technical Data (or such other equivalent Technical Data as may be applicable at the time of their provision to the Buyer).

1-	Airbus Flight Operations Data Package

The Airbus Flight Operations Data Package encompasses the following customised operational manuals required to operate the Aircraft:

-	Flight Manual (FM),
-	Flight Crew Operating Manual (FCOM),
-	Flight Crew Training Manual (FCTM),
-	Quick Reference Handbook (QRH),
-	Cabin Crew Operating Manual (CCOM),
-	Master Minimum Equipment List (MMEL),
-	Weight and Balance Manual (WBM).

1.1-	Format of Data

The Flight Operations Data Package shall be available on-line through the Seller’s customer portal AirbusWorld in eXtensible Mark-up Language (XML), for downloading and further data processing and customization, and/or in Portable Document Format (PDF), as applicable.

In addition, the Seller shall make available up to a maximum of two (2) QRH sets per Aircraft in paper format.

Upon the Buyer’s request, a back-up copy of the manuals of the Flight Operations Data Package may be provided off-line on CD or DVD.

1.2-	Availability Schedule

The Airbus Flight Operations Data Package, reflecting the Buyer’s Aircraft configuration, shall be available to the Buyer ninety (90) days before the Scheduled Delivery Month of the first Aircraft.

A preliminary customized MMEL shall be available one hundred eighty (180) days prior to the Scheduled Delivery Month of the first Aircraft.

The final issue of WBM and FM shall be made available at the time of each Aircraft Delivery.

2-	Airbus Maintenance Technical Data Package

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN – AM3 to A330 PA dated December 2012	Private & Confidential

CT1102624 - 2015

Exhibit G – Page 2/4

Appendix 2 to Amendment 3	EXHIBIT G

The Airbus Maintenance Technical Data Package encompasses the following customised maintenance data required for on-aircraft maintenance to ensure the continued airworthiness of the Aircraft:

-	Aircraft Maintenance Manual (AMM),
-	Aircraft Wiring Manual (AWM),
-	Aircraft Schematics Manual (ASM),
-	Aircraft Wiring Lists (AWL),
-	Illustrated Part Catalog (IPC),
-	Trouble Shooting Manual (TSM).

2.1-	Format of Data

The Airbus Maintenance Technical Data Package shall be available in the Airn@v/Maintenance module of the AirN@v software and shall be accessible on-line through the Seller’s customer portal AirbusWorld.

In addition, if so requested by the Buyer, the corresponding raw data in Standard Generalized Mark-up Language (SGML) format shall also be made available for download from the Seller’s customer portal AirbusWorld.

Upon the Buyer’s request, a back-up copy of the data of the Airbus Maintenance Technical Data Package may be provided off-line on CD or DVD.

2.2-	Availability Schedule

The Airbus Maintenance Technical Data Package, reflecting the Buyer’s Aircraft configuration, shall be available to the Buyer ninety (90) days before the Scheduled Delivery Month of the first Aircraft.

Upon the Buyer’s request, where applicable, preliminary customized maintenance data may be available one hundred and eighty (180) days prior to the Scheduled Delivery Month of the first Aircraft.

3-	Non-customized Technical Data

Non-customised Technical Data, provided as part of the Maintenance Technical Data Package, shall be made available to the Buyer either in the corresponding Airn@v software module, as detailed in Clause 14.9 of the Agreement, or in PDF format, as applicable.

The Technical Data belonging to each AirN@v module and/or available in PDF format shall be as listed in the Seller’s Customer Services Catalog current at the time of the delivery of the Technical Data.

Non-customised Technical Data shall be made available to the Buyer in accordance with a schedule to be mutually agreed between the Buyer and Seller no later than eighteen (18) months prior to the Scheduled Delivery Month of the first Aircraft.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN – AM3 to A330 PA dated December 2012	Private & Confidential

CT1102624 - 2015

Exhibit G – Page 3/4

Appendix 2 to Amendment 3	EXHIBIT G

4-	Additional Technical Data

4.1	In addition to the Flight Operations Data Package and the Maintenance Technical Data Package, the Seller shall provide, at Delivery of each Aircraft, on-line access to the Aircraft mechanical drawings that cover installation of structure and systems fitted on the Buyer’s Aircraft at Delivery.

4.2	Within thirty (30) days after the Delivery of each Aircraft, the Seller shall provide:

-	the weighing report, for integration into the WBM by the Buyer,

-	the Electrical Load Analysis (ELA), in a format allowing further updating by the Buyer.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN – AM3 to A330 PA dated December 2012	Private & Confidential

CT1102624 - 2015

Exhibit G – Page 4/4

LETTER AGREEMENT N° 1

CHINA SOUTHERN AIRLINES COMPANY LIMITED

Nº278, Airport Road Baiyun District,

Guangzhou 510405

People's Republic of China

Subject : [***]

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into:

(I)	an aircraft general terms agreement dated February 2nd, 2010 (the “AGTA”); and

(II)	an A330-300 aircraft purchase agreement dated as of December 5th, 2012 (the “Purchase Agreement”); and

(III)	an amendment N°1 to the Purchase Agreement (the “Amendment N°1”) on July 1st, 2014; and

(IV)	an amendment N°2 to the Purchase Agreement (the “Amendment N°2”) on February 20th, 2015

hereinafter collectively referred to as the “Agreement”.

The Buyer and the Seller, with the consent of the Consenting Party, have entered on even date herewith into an amendment N°3 to the Agreement (the “Amendment N°3"), which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Second Batch Aircraft as described in the Amendment N°3.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement or in Amendment N°3.

The Seller and the Buyer and the Consenting Party are referred to together as the "Parties" and each a "Party".

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of the Amendment Nº3 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Agreement, the Amendment N°3 and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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CT1102624 – 2015		Private & Confidential

LETTER AGREEMENT N° 1

1	[***]

[***]

[***]

2	[***]

2.1	[***]

[***]

2.2	[***]

[***]

[***]

2.3	[***]

3	[***]

[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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LETTER AGREEMENT N° 1

4	Assignment

Notwithstanding any other provision of this Letter Agreement, the Agreement or the Amendment N°3, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

5	Confidentiality

For the purpose of this Clause 5, the “Buyer” shall be deemed to include a reference to the Consenting Party.

This Letter Agreement (and its existence) shall be treated by the Parties as confidential and shall not, except as otherwise set out below, be released (or revealed) in whole or in part to any third party without the prior consent of the Parties. In particular, each Party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other Parties. Notwithstanding the foregoing, in the event that any law, regulation, stock exchange or government authority requires the disclosure of this Letter Agreement (or its existence) or any part thereof, the party which is subject to such requirement shall advise the other party of what is required and proposed to be disclosed and the Parties shall consult with a view to (i) limiting any such disclosure to what is strictly required and (ii) obtaining (to the extent possible) the assurance of the party to whom such disclosure is made that any such disclosure will be treated confidentially.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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CT1102624 - 2015		Private & Confidential

LETTER AGREEMENT N° 1

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of:		For and on behalf of:

CHINA SOUTHERN AIRLINES COMPANY LIMITED		AIRBUS S.A.S.

By	:	By :

Its	:	Its :

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By	:

Its	:

Date	:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN – AM3 to A330 PA dated December 2012	LA1	Page 4/4
CT1102624 - 2015		Private & Confidential

LETTER AGREEMENT N° 1

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of:		For and on behalf of:

CHINA SOUTHERN AIRLINES COMPANY LIMITED		AIRBUS S.A.S.

By	:	By :

Its	:	Its :

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By	:

Its	:

Date	:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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CT1102624 - 2015		Private & Confidential

LETTER AGREEMENT N° 2

CHINA SOUTHERN AIRLINES COMPANY LIMITED

Nº278, Airport Road Baiyun District,

Guangzhou 510405

People's Republic of China

Subject : [***]

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into:

(I)	an aircraft general terms agreement dated February 2nd, 2010 (the “AGTA”); and

(II)	an A330-300 aircraft purchase agreement dated as of December 5th, 2012 (the “Purchase Agreement”); and

(III)	an amendment N°1 to the Purchase Agreement (the “Amendment N°1”) on July 1st, 2014; and

(IV)	an amendment N°2 to the Purchase Agreement (the “Amendment N°2”) on February 20th, 2015

hereinafter collectively referred to as the “Agreement”.

The Buyer and the Seller, with the consent of the Consenting Party, have entered on even date herewith into an amendment N°3 to the Purchase Agreement (the “Amendment N°3"), which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Second Batch Aircraft as described in the Amendment N°3.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement or in the Amendment N°3.

The Seller and the Buyer and the Consenting Party are referred to together as the "Parties" and each a "Party".

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of the Amendment Nº3 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Agreement, the Amendment N°3 and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN – AM3 to A330 PA dated December 2012	LA2	Page 1/6
CT1102624 - 2015		Private & Confidential

LETTER AGREEMENT N° 2

1	[***]

1.1	[***]

[***]

[***]

[***]

1.2	[***]

[***]

[***]

[***]

1.3	[***]

[***]

[***]

[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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CT1102624 - 2015		Private & Confidential

LETTER AGREEMENT N° 2

1.4	[***]

[***]

[***]

[***]

1.5	[***]

[***]

[***]

[***]

1.6	[***]

[***]

[***]

[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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LETTER AGREEMENT N° 2

[***]

1.7	[***]

[***]

[***]

[***]

[***]

1.8	[***]

[***]

[***]

[***]

2	Assignment

Notwithstanding any other provision of this Letter Agreement, the Agreement or the Amendment N°3, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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LETTER AGREEMENT N° 2

3	Confidentiality

For the purpose of this Clause 3, the “Buyer” shall be deemed to include a reference to the Consenting Party.

This Letter Agreement (and its existence) shall be treated by the Parties as confidential and shall not, except as otherwise set out below, be released (or revealed) in whole or in part to any third party without the prior consent of the Parties. In particular, each Party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other Parties. Notwithstanding the foregoing, in the event that any law, regulation, stock exchange or government authority requires the disclosure of this Letter Agreement (or its existence) or any part thereof, the Party which is subject to such requirement shall advise the other Party of what is required and proposed to be disclosed and the parties shall consult with a view to (i) limiting any such disclosure to what is strictly required and (ii) obtaining (to the extent possible) the assurance of the party to whom such disclosure is made that any such disclosure will be treated confidentially.

.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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CT1102624 - 2015		Private & Confidential

LETTER AGREEMENT N° 2

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES COMPANY LIMITED	AIRBUS S.A.S.

By :	By :

Its :	Its :

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By :

Its :

Date	:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN – AM3 to A330 PA dated December 2012	LA2	Page 6/6
CT1102624 - 2015		Private & Confidential

LETTER AGREEMENT N° 2

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES COMPANY LIMITED	AIRBUS S.A.S.

By :	By :

Its :	Its :

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By :

Its :

Date	:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN – AM3 to A330 PA dated December 2012	LA2	Page 6/6
CT1102624 - 2015		Private & Confidential

LETTER AGREEMENT N° 3

CHINA SOUTHERN AIRLINES COMPANY LIMITED

Nº278, Airport Road Baiyun District,

Guangzhou 510405

People's Republic of China

Subject : [***]

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into:

(I)	an aircraft general terms agreement dated February 2nd, 2010 (the “AGTA”); and

(II)	an A330-300 aircraft purchase agreement dated as of December 5th, 2012 (the “Purchase Agreement”); and

(III)	an amendment N°1 to the Purchase Agreement (the “Amendment N°1”) on July 1st, 2014; and

(IV)	an amendment N°2 to the Purchase Agreement (the “Amendment N°2”) on February 20th, 2015

hereinafter collectively referred to as the “Agreement”.

The Buyer and the Seller, with the consent of the Consenting Party, have entered on even date herewith into an amendment N°3 to the Purchase Agreement (the “Amendment N°3"), which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Second Batch Aircraft as described in the Amendment N°3.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement or in Amendment N°3.

The Seller and the Buyer and the Consenting Party are referred to together as the "Parties" and each a "Party".

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of the Amendment Nº3 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Agreement, the Amendment N°3 and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN – AM3 to A330 PA dated December 2012	LA3	Page 1/4
CT1102624 - 2015		Private & Confidential

LETTER AGREEMENT N° 3

1	[***]

1.1	[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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CT1102624 - 2015		Private & Confidential

LETTER AGREEMENT N° 3

1.2	[***]

1.3	[***]

2	Assignment

Notwithstanding any other provision of this Letter Agreement, the Agreement or the Amendment N°3, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3	Confidentiality

For the purpose of this Clause 3, the “Buyer” shall be deemed to include a reference to the Consenting Party.

This Letter Agreement (and its existence) shall be treated by the Parties as confidential and shall not, except as otherwise set out below, be released (or revealed) in whole or in part to any third party without the prior consent of the Parties. In particular, each Party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other Parties. Notwithstanding the foregoing, in the event that any law, regulation, stock exchange or government authority requires the disclosure of this Letter Agreement (or its existence) or any part thereof, the Party which is subject to such requirement shall advise the other party of what is required and proposed to be disclosed and the Parties shall consult with a view to (i) limiting any such disclosure to what is strictly required and (ii) obtaining (to the extent possible) the assurance of the party to whom such disclosure is made that any such disclosure will be treated confidentially.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN – AM3 to A330 PA dated December 2012	LA3	Page 3/4
CT1102624 - 2015		Private & Confidential

LETTER AGREEMENT N° 3

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES COMPANY LIMITED	AIRBUS S.A.S.

By :	By :

Its :	Its :

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By :

Its :

Date	:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN – AM3 to A330 PA dated December 2012	LA3	Page 4/4
CT1102624 - 2015		Private & Confidential

LETTER AGREEMENT N° 3

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES COMPANY LIMITED	AIRBUS S.A.S.

By :	By :

Its :	Its :

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By :

Its :

Date	:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN – AM3 to A330 PA dated December 2012	LA3	Page 4/4
CT1102624 - 2015		Private & Confidential

LETTER AGREEMENT N° 4

CHINA SOUTHERN AIRLINES COMPANY LIMITED

Nº278, Airport Road Baiyun District,

Guangzhou 510405

People's Republic of China

Subject : [***]

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into:

(I)	an aircraft general terms agreement dated February 2nd, 2010 (the “AGTA”); and

(II)	an A330-300 aircraft purchase agreement dated as of December 5th, 2012 (the “Purchase Agreement”); and

(III)	an amendment N°1 to the Purchase Agreement (the “Amendment N°1”) on July 1st, 2014; and

(IV)	an amendment N°2 to the Purchase Agreement (the “Amendment N°2”) on February 20th, 2015

hereinafter collectively referred to as the “Agreement”.

The Buyer and the Seller, with the consent of the Consenting Party, have entered on even date herewith into an amendment N°3 to the Purchase Agreement (the “Amendment N°3"), which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Second Batch Aircraft as described in the Amendment N°3.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement or in Amendment N°3.

The Seller and the Buyer and the Consenting Party are referred to together as the "Parties" and each a "Party".

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of the Amendment Nº3 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Agreement, the Amendment N°3 and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN – AM3 to A330 PA dated December 2012	LA4	Page 1/4
CT1102624 - 2015		Private & Confidential

LETTER AGREEMENT N° 4

1	[***]

[***]

[***]

[***]

[***]

[***]

[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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LETTER AGREEMENT N° 4

2	[***]

[***]

[***]

3	Assignment

Notwithstanding any other provision of this Letter Agreement, the Agreement or the Amendment N°3, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

4	Confidentiality

For the purpose of this Clause 4, the “Buyer” shall be deemed to include a reference to the Consenting Party.

This Letter Agreement (and its existence) shall be treated by the Parties as confidential and shall not, except as otherwise set out below, be released (or revealed) in whole or in part to any third party without the prior consent of the Parties. In particular, each Party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other Parties. Notwithstanding the foregoing, in the event that any law, regulation, stock exchange or government authority requires the disclosure of this Letter Agreement (or its existence) or any part thereof, the Party which is subject to such requirement shall advise the other Party of what is required and proposed to be disclosed and the Parties shall consult with a view to (i) limiting any such disclosure to what is strictly required and (ii) obtaining (to the extent possible) the assurance of the party to whom such disclosure is made that any such disclosure will be treated confidentially.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN – AM3 to A330 PA dated December 2012	LA4	Page 3/4
CT1102624 - 2015		Private & Confidential

LETTER AGREEMENT N° 4

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES COMPANY LIMITED	AIRBUS S.A.S.

By :	By :

Its :	Its :

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By :

Its :

Date	:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN – AM3 to A330 PA dated December 2012	LA4	Page 4/4
CT1102624 - 2015		Private & Confidential

LETTER AGREEMENT N° 4

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES COMPANY LIMITED	AIRBUS S.A.S.

By :	By :

Its :	Its :

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By :

Its :

Date	:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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CT1102624 - 2015		Private & Confidential

LETTER AGREEMENT N° 5

CHINA SOUTHERN AIRLINES COMPANY LIMITED

278 Airport Road,

Baiyun District

Guangzhou 510405

People's Republic of China

Subject : [***]

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into:

(I)	an aircraft general terms agreement dated February 2nd, 2010 (the “AGTA”); and

(II)	an A330-300 aircraft purchase agreement dated as of December 5PthP, 2012 (the “Purchase Agreement”); and

(III)	an amendment N°1 to the Purchase Agreement (the “Amendment N°1”) on July 1PstP, 2014; and

(IV)	an amendment N°2 to the Purchase Agreement (the “Amendment N°2”) on February 20PthP, 2015

hereinafter collectively referred to as the “Agreement”.

The Buyer and the Seller, with the consent of the Consenting Party, have entered on even date herewith into an amendment N°3 to the Purchase Agreement (the “Amendment N°3"), which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Second Batch Aircraft as described in the Amendment N°3.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement or in Amendment N°3.

The Seller and the Buyer and the Consenting Party are referred to together as the "Parties" and each a "Party".

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of the Amendment Nº3 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Agreement, the Amendment N°3 and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN – AM3 to A330 PA dated December 2012	LA5	Page 1/7
CT1102624 - 2015		Private & Confidential

LETTER AGREEMENT N° 5

1	[***]

1.1	[***]

[***]

1.2	[***]

2	[***]

[***]

2.1	[***]

2.2	[***]

2.3	[***]

3	[***]

[***]

[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN – AM3 to A330 PA dated December 2012	LA5	Page 2/7
CT1102624 - 2015		Private & Confidential

LETTER AGREEMENT N° 5

4.	[***]

[***]

5	[***]

[***]

[***]

6	[***]

[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN – AM3 to A330 PA dated December 2012	LA5	Page 3/7
CT1102624 - 2015		Private & Confidential

LETTER AGREEMENT N° 5

7	[***]

7.1	[***]

[***]

7.2	[***]

[***]

7.3	[***]

[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN – AM3 to A330 PA dated December 2012	LA5	Page 4/7
CT1102624 - 2015		Private & Confidential

LETTER AGREEMENT N° 5

7.4	[***]

[***]

7.5	[***]

[***]

[***]

[***]

8.	Assignment

Notwithstanding any other provision of this Letter Agreement, the Agreement or the Amendment N°3, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect..

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN – AM3 to A330 PA dated December 2012	LA5	Page 5/7
CT1102624 - 2015		Private & Confidential

LETTER AGREEMENT N° 5

9.	Confidentiality

For the purpose of this Clause 9, the “Buyer” shall be deemed to include a reference to the Consenting Party.

This Letter Agreement (and its existence) shall be treated by the Parties as confidential and shall not, except as otherwise set out below, be released (or revealed) in whole or in part to any third party without the prior consent of the Parties. In particular, each Party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other parties. Notwithstanding the foregoing, in the event that any law, regulation, stock exchange or government authority requires the disclosure of this Letter Agreement (or its existence) or any part thereof, the Party which is subject to such requirement shall advise the other Party of what is required and proposed to be disclosed and the Parties shall consult with a view to (i) limiting any such disclosure to what is strictly required and (ii) obtaining (to the extent possible) the assurance of the party to whom such disclosure is made that any such disclosure will be treated confidentially.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN – AM3 to A330 PA dated December 2012	LA5	Page 6/7
CT1102624 - 2015		Private & Confidential

LETTER AGREEMENT N° 5

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES COMPANY LIMITED	AIRBUS S.A.S.

By :	By :

Its :	Its :

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By :

Its :

Date	:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN – AM3 to A330 PA dated December 2012	LA5	Page 7/7
CT1102624 - 2015		Private & Confidential

LETTER AGREEMENT N° 5

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES COMPANY LIMITED	AIRBUS S.A.S.

By :	By :

Its :	Its :

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By :

Its :

Date	:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN – AM3 to A330 PA dated December 2012	LA5	Page 7/7
CT1102624 - 2015		Private & Confidential

LETTER AGREEMENT N° 6

CHINA SOUTHERN AIRLINES COMPANY LIMITED

Nº278, Airport Road Baiyun District,

Guangzhou 510405

People's Republic of China

Subject : [***]

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into:

(I)	an aircraft general terms agreement dated February 2nd, 2010 (the “AGTA”); and

(II)	an A330-300 aircraft purchase agreement dated December 5th, 2012 (the “Purchase Agreement”); and

(III)	an amendment N°1 to the Purchase Agreement (the “Amendment N°1”) dated July 1st, 2014; and

(IV)	an amendment N°2 to the Purchase Agreement (the “Amendment N°2”) on February 20th, 2015

hereinafter collectively referred to as the “Agreement”.

The Buyer and the Seller, with the consent of the Consenting Party, have entered on even date herewith into an amendment N°3 to the Purchase Agreement (the “Amendment N°3"), which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Second Batch Aircraft as described in the Amendment N°3.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement or in Amendment N°3.

The Seller and the Buyer and the Consenting Party are referred to together as the "Parties" and each a "Party".

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of the Amendment Nº3 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Agreement, the Amendment N°3 and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN – AM3 to A330 PA dated December 2012	LA6	Page 1/4
CT1102624		Private & Confidential

LETTER AGREEMENT N° 6

1	Performance guarantees

The guarantees applicable to the Second Batch Aircraft are attached in the following appendixes hereto:

Appendix	Weight Variant (MTOW / MLW / MZFW)	Propulsion Systems
1	[***]	[***]
2	[***]	[***]
3	[***]	[***]
4	[***]	[***]
5	[***]	[***]
6	[***]	[***]
7	[***]	[***]
8	[***]	[***]
9	[***]	[***]

2	Assignment

Notwithstanding any other provision of this Letter Agreement, the Agreement or the Amendment N°3, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect

3	Confidentiality

For the purpose of this Clause 3, the “Buyer” shall be deemed to include a reference to the Consenting Party.

This Letter Agreement (and its existence) shall be treated by the Parties as confidential and shall not, except as otherwise set out below, be released (or revealed) in whole or in part to any third party without the prior consent of the Parties. In particular, each Party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other Parties. Notwithstanding the foregoing, in the event that any law, regulation, stock exchange or government authority requires the disclosure of this Letter Agreement (or its existence) or any part thereof, the Party which is subject to such requirement shall advise the other Party of what is required and proposed to be disclosed and the parties shall consult with a view to (i) limiting any such disclosure to what is strictly required and (ii) obtaining (to the extent possible) the assurance of the party to whom such disclosure is made that any such disclosure will be treated confidentially.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN – AM3 to A330 PA dated December 2012	LA6	Page 2/4
CT1102624		Private & Confidential

LETTER AGREEMENT N° 6

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES COMPANY LIMITED	AIRBUS S.A.S.

By :	By :

Its :	Its :

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By :

Its :

Date	:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN – AM3 to A330 PA dated December 2012	LA6	Page 3/4
CT1102624		Private & Confidential

LETTER AGREEMENT N° 6

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES COMPANY LIMITED	AIRBUS S.A.S.

By :	By :

Its :	Its :

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By :

Its :

Date	:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN – AM3 to A330 PA dated December 2012	LA6	Page 4/4
CT1102624		Private & Confidential

APPENDIX 1 to LETTER AGREEMENT N° 6

1.	[***]

[***]

[***]

2.	[***]

2.1	[***]

[***]

2.2	[***]

[***]

2.3	[***]

[***]

2.4	[***]

[***]

2.5	[***]

[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

PA A330 CSN 2015	LA6	Page 1/4
CT1102624	APPENDIX 1 - GE	Private & Confidential

APPENDIX 1 to LETTER AGREEMENT N° 6

2.6	[***]

[***]

3.	[***]

[***]

4.	[***]

4.1.	[***]

4.2.	[***]

4.2.1.	[***]

4.2.2.	[***]

4.3.	[***]

4.4.	[***]

4.5.	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

PA A330 CSN 2015	LA6	Page 2/4
CT1102624	APPENDIX 1 - GE	Private & Confidential

APPENDIX 1 to LETTER AGREEMENT N° 6

5.	[***]

5.1.	[***]

5.2.	[***]

5.3.	[***]

5.4.	[***]

5.5.	[***]

5.6.	[***]

5.7.	[***]

6.	[***]

6.1.	[***]

6.2.	[***]

[***]

[***]

7.	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

PA A330 CSN 2015	LA6	Page 3/4
CT1102624	APPENDIX 1 - GE	Private & Confidential

APPENDIX 1 to LETTER AGREEMENT N° 6

8.	[***]

8.1	[***]

8.2	[***]

[***]

8.3	[***]

8.4	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

PA A330 CSN 2015	LA6	Page 4/4
CT1102624	APPENDIX 1 - GE	Private & Confidential

APPENDIX 2 to LETTER AGREEMENT N° 6

1.	[***]

[***]

[***]

[***]

2.	[***]

2.1	[***]

2.2	[***]

2.3	[***]

[***]

2.4	[***]

[***]

2.5	[***]

[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

PA A330 CSN 2015	LA6	Page 1/4
CT1102624	APPENDIX 2 - PW	Private & Confidential

APPENDIX 2 to LETTER AGREEMENT N° 6

2.6	[***]

[***]

3.	[***]

[***]

4.	[***]

4.1.	[***]

4.2.	[***]

4.2.1.	[***]

4.2.2.	[***]

4.3.	[***]

4.4.	[***]

4.5.	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

PA A330 CSN 2015	LA6	Page 2/4
CT1102624	APPENDIX 2 - PW	Private & Confidential

APPENDIX 2 to LETTER AGREEMENT N° 6

5.	[***]

5.1.	[***]

5.2.	[***]

5.3.	[***]

5.4.	[***]

5.5.	[***]

5.6.	[***]

5.7.	[***]

6.	[***]

6.1.	[***]

6.2.	[***]

7.	[***]

[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

PA A330 CSN 2015	LA6	Page 3/4
CT1102624	APPENDIX 2 - PW	Private & Confidential

APPENDIX 2 to LETTER AGREEMENT N° 6

8.	[***]

8.1	[***]

8.2	[***]

8.3	[***]

8.4	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

PA A330 CSN 2015	LA6	Page 4/4
CT1102624	APPENDIX 2 - PW	Private & Confidential

APPENDIX 3 to LETTER AGREEMENT N° 6

1.	[***]

[***]

[***]

2.	[***]

2.1	[***]

[***]

2.2	[***]

[***]

2.3	[***]

[***]

2.4	[***]

[***]

2.5	[***]

[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

PA A330 CSN 2015	LA6	Page 1/4
CT1102624	APPENDIX 3 - RR	Private & Confidential

APPENDIX 3 to LETTER AGREEMENT N° 6

2.6	[***]

[***]

3.	[***]

[***]

4.	[***]

4.1.	[***]

4.2.	[***]

4.2.1.	[***]

4.2.2.	[***]

4.3.	[***]

4.4.	[***]

4.5.	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

PA A330 CSN 2015	LA6	Page 2/4
CT1102624	APPENDIX 3 - RR	Private & Confidential

APPENDIX 3 to LETTER AGREEMENT N° 6

5.	[***]

5.1.	[***]

5.2.	[***]

5.3.	[***]

5.4.	[***]

5.5.	[***]

5.6.	[***]

5.7.	[***]

6.	[***]

6.1.	[***]

6.2.	[***]

7.	[***]

[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

PA A330 CSN 2015	LA6	Page 3/4
CT1102624	APPENDIX 3 - RR	Private & Confidential

APPENDIX 3 to LETTER AGREEMENT N° 6

8.	[***]

8.1	[***]

8.2	[***]

[***]

8.3	[***]

8.4	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

PA A330 CSN 2015	LA6	Page 4/4
CT1102624	APPENDIX 3 - RR	Private & Confidential

APPENDIX 4 to LETTER AGREEMENT N° 6

1.	[***]

[***]

2.	[***]

2.1	[***]

[***]

2.2	[***]

[***]

2.3	[***]

2.3.1	[***]

[***]

2.3.2	[***]

[***]

[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

PA A330 CSN 2015	LA6	Page 1/7
CT1102624	APPENDIX 4 - GE	Private & Confidential

APPENDIX 4 to LETTER AGREEMENT N° 6

[***]

2.4	[***]

[***]

2.5	[***]

[***]

2.6	[***]

[***]

3.	[***]

3.1	[***]

[***]

3.1.1	[***]

3.1.2	[***]

3.1.3	[***]

3.1.4	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

PA A330 CSN 2015	LA6	Page 2/7
CT1102624	APPENDIX 4 - GE	Private & Confidential

APPENDIX 4 to LETTER AGREEMENT N° 6

3.1.5	[***]

3.1.6	[***]

3.1.6	[***]

3.1.7	[***]

3.2	[***]

[***]

3.3	[***]

[***]

3.3.1	[***]

3.3.2	[***]

3.3.3	[***]

3.3.4	[***]

3.2.5	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

PA A330 CSN 2015	LA6	Page 3/7
CT1102624	APPENDIX 4 - GE	Private & Confidential

APPENDIX 4 to LETTER AGREEMENT N° 6

3.3.6	[***]

3.3.6	[***]

3.3.7	[***]

3.4	[***]

[***]

3.5	[***]

4.	[***]

[***]

5.	[***]

5.1.	[***]

5.2.	[***]

5.2.1.	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

PA A330 CSN 2015	LA6	Page 4/7
CT1102624	APPENDIX 4 - GE	Private & Confidential

APPENDIX 4 to LETTER AGREEMENT N° 6

5.2.2.	[***]

5.3.	[***]

5.4.	[***]

5.5.	[***]

6.	[***]

6.1.	[***]

6.2.	[***]

6.3.	[***]

6.4.	[***]

6.5.	[***]

6.6.	[***]

6.7.	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

PA A330 CSN 2015	LA6	Page 5/7
CT1102624	APPENDIX 4 - GE	Private & Confidential

APPENDIX 4 to LETTER AGREEMENT N° 6

7.	[***]

7.1.	[***]

7.2.	[***]

8.	[***]

[***]

9.	[***]

9.1	[***]

9.2	[***]

[***]

[***]

9.3	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

PA A330 CSN 2015	LA6	Page 6/7
CT1102624	APPENDIX 4 - GE	Private & Confidential

APPENDIX 4 to LETTER AGREEMENT N° 6

9.4	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

PA A330 CSN 2015	LA6	Page 7/7
CT1102624	APPENDIX 4 - GE	Private & Confidential

APPENDIX 5 to LETTER AGREEMENT N° 6

1.	[***]

[***]

[***]

2.	[***]

2.1	[***]

[***]

2.2	[***]

[***]

2.3	[***]

2.3.1	[***]

2.3.2	[***]

[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

PA A330 CSN 2015	LA6	Page 1/7
CT1102624	APPENDIX 5 - PW	Private & Confidential

APPENDIX 5 to LETTER AGREEMENT N° 6

[***]

2.4	[***]

[***]

2.5	[***]

[***]

2.6	[***]

[***]

3.	[***]

3.1	[***]

[***]

3.1.1	[***]

3.1.2	[***]

3.1.3	[***]

3.1.4	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

PA A330 CSN 2015	LA6	Page 2/7
CT1102624	APPENDIX 5 - PW	Private & Confidential

APPENDIX 5 to LETTER AGREEMENT N° 6

[***]

3.1.5	[***]

3.1.6	[***]

3.1.6	[***]

3.1.7	[***]

3.2	[***]

[***]

3.3	[***]

[***]

3.3.1	[***]

3.3.2	[***]

3.3.3	[***]

3.3.4	[***]

3.3.5	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

PA A330 CSN 2015	LA6	Page 3/7
CT1102624	APPENDIX 5 - PW	Private & Confidential

APPENDIX 5 to LETTER AGREEMENT N° 6

3.3.6	[***]

3.3.6	[***]

3.3.7	[***]

3.4	[***]

[***]

3.5	[***]

4.	[***]

[***]

5.	[***]

5.1.	[***]

5.2.	[***]

5.2.1.	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

PA A330 CSN 2015	LA6	Page 4/7
CT1102624	APPENDIX 5 - PW	Private & Confidential

APPENDIX 5 to LETTER AGREEMENT N° 6

5.2.2.	[***]

5.3.	[***]

5.4.	[***]

5.5.	[***]

6.	[***]

6.1.	[***]

6.2.	[***]

6.3.	[***]

6.4.	[***]

6.5.	[***]

6.6.	[***]

6.7.	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

PA A330 CSN 2015	LA6	Page 5/7
CT1102624	APPENDIX 5 - PW	Private & Confidential

APPENDIX 5 to LETTER AGREEMENT N° 6

7.	[***]

7.1.	[***]

7.2.	[***]

8.	[***]

[***]

9.	[***]

9.1	[***]

9.2	[***]

[***]

[***]

[***]

9.3	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

PA A330 CSN 2015	LA6	Page 6/7
CT1102624	APPENDIX 5 - PW	Private & Confidential

APPENDIX 5 to LETTER AGREEMENT N° 6

9.4	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

PA A330 CSN 2015	LA6	Page 7/7
CT1102624	APPENDIX 5 - PW	Private & Confidential

APPENDIX 6 to LETTER AGREEMENT N° 6

1.	[***]

[***]

2.	[***]

2.1	[***]

[***]

2.2	[***]

[***]

2.3	[***]

2.3.1	[***]

[***]

2.3.2	[***]

[***]

[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

PA A330 CSN 2015	LA6	Page 1/7
CT1102624	APPENDIX 6 - RR	Private & Confidential

APPENDIX 6 to LETTER AGREEMENT N° 6

[***]

2.4	[***]

[***]

2.5	[***]

[***]

2.6	[***]

[***]

3.	[***]

3.1	[***]

[***]

3.1.1	[***]

3.1.2	[***]

3.1.3	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

PA A330 CSN 2015	LA6	Page 2/7
CT1102624	APPENDIX 6 - RR	Private & Confidential

APPENDIX 6 to LETTER AGREEMENT N° 6

3.1.4	[***]

3.1.5	[***]

3.1.6	[***]

3.1.6	[***]

3.1.7	[***]

3.2	[***]

[***]

3.3	[***]

[***]

3.3.1	[***]

3.3.2	[***]

3.3.3	[***]

3.3.4	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

PA A330 CSN 2015	LA6	Page 3/7
CT1102624	APPENDIX 6 - RR	Private & Confidential

APPENDIX 6 to LETTER AGREEMENT N° 6

3.3.5	[***]

3.3.6	[***]

3.3.6	[***]

3.3.7	[***]

3.4	[***]

[***]

3.5	[***]

4.	[***]

[***]

5.	[***]

5.1.	[***]

5.2.	[***]

5.2.1.	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

PA A330 CSN 2015	LA6	Page 4/7
CT1102624	APPENDIX 6 - RR	Private & Confidential

APPENDIX 6 to LETTER AGREEMENT N° 6

5.2.2.	[***]

5.3.	[***]

5.4.	[***]

5.5.	[***]

6.	[***]

6.1.	[***]

6.2.	[***]

6.3.	[***]

6.4.	[***]

6.5.	[***]

6.6.	[***]

6.7.	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

PA A330 CSN 2015	LA6	Page 5/7
CT1102624	APPENDIX 6 - RR	Private & Confidential

APPENDIX 6 to LETTER AGREEMENT N° 6

7.	[***]

7.1.	[***]

7.2.	[***]

8.	[***]

[***]

9.	[***]

9.1	[***]

9.2	[***]

[***]

[***]

9.3	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

PA A330 CSN 2015	LA6	Page 6/7
CT1102624	APPENDIX 6 - RR	Private & Confidential

APPENDIX 6 to LETTER AGREEMENT N° 6

9.4	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

PA A330 CSN 2015	LA6	Page 7/7
CT1102624	APPENDIX 6 - RR	Private & Confidential

APPENDIX 7 to LETTER AGREEMENT N° 6

1.	[***]

[***]

2.	[***]

2.1	[***]

[***]

2.2	[***]

[***]

2.3	[***]

[***]

2.4	[***]

[***]

2.5	[***]

[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

PA A330 CSN 2015	LA6	Page 1/4
CT1102624	APPENDIX 7 - GE	Private & Confidential

APPENDIX 7 to LETTER AGREEMENT N° 6

2.6	[***]

[***]

3.	[***]

[***]

4.	[***]

4.1.	[***]

4.2.	[***]

4.2.1.	[***]

4.2.2.	[***]

4.3.	[***]

4.4.	[***]

4.5.	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

PA A330 CSN 2015	LA6	Page 2/4
CT1102624	APPENDIX 7 - GE	Private & Confidential

APPENDIX 7 to LETTER AGREEMENT N° 6

5.	[***]

5.1.	[***]

5.2.	[***]

5.3.	[***]

5.4.	[***]

5.5.	[***]

5.6.	[***]

5.7.	[***]

6.	[***]

6.1.	[***]

6.2.	[***]

7.	[***]

[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

PA A330 CSN 2015	LA6	Page 3/4
CT1102624	APPENDIX 7 - GE	Private & Confidential

APPENDIX 7 to LETTER AGREEMENT N° 6

8.	[***]

8.1	[***]

8.2	[***]

[***]

[***]

8.3	[***]

8.4	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

PA A330 CSN 2015	LA6	Page 4/4
CT1102624	APPENDIX 7 - GE	Private & Confidential

APPENDIX 8 to LETTER AGREEMENT N° 6

1.	[***]

[***]

[***]

2.	[***]

2.1	[***]

[***]

2.2	[***]

[***]

2.3	[***]

[***]

2.4	[***]

[***]

2.5	[***]

[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

PA A330 CSN 2015	LA6	Page 1/4
CT1102624	APPENDIX 8 - PW	Private & Confidential

APPENDIX 8 to LETTER AGREEMENT N° 6

2.6	[***]

[***]

3.	[***]

[***]

4.	[***]

4.1.	[***]

4.2.	[***]

4.2.1.	[***]

4.2.2.	[***]

4.3.	[***]

4.4.	[***]

4.5.	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

PA A330 CSN 2015	LA6	Page 2/4
CT1102624	APPENDIX 8 - PW	Private & Confidential

APPENDIX 8 to LETTER AGREEMENT N° 6

5.	[***]

5.1.	[***]

5.2.	[***]

5.3.	[***]

5.4.	[***]

5.5.	[***]

5.6.	[***]

5.7.	[***]

6.	[***]

6.1.	[***]

6.2.	[***]

7.	[***]

[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

PA A330 CSN 2015	LA6	Page 3/4
CT1102624	APPENDIX 8 - PW	Private & Confidential

APPENDIX 8 to LETTER AGREEMENT N° 6

8.	[***]

8.1	[***]

8.2	[***]

8.3	[***]

8.4	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

PA A330 CSN 2015	LA6	Page 4/4
CT1102624	APPENDIX 8 - PW	Private & Confidential

APPENDIX 9 to LETTER AGREEMENT N° 6

1.	[***]

[***]

[***]

2.	[***]

2.1	[***]

[***]

2.2	[***]

[***]

2.3	[***]

[***]

2.4	[***]

[***]

2.5	[***]

[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

PA A330 CSN 2015	LA6	Page 1/4
CT1102624	APPENDIX 9 - RR	Private & Confidential

APPENDIX 9 to LETTER AGREEMENT N° 6

2.6	[***]

[***]

3.	[***]

[***]

4.	[***]

4.1.	[***]

4.2.	[***]

4.2.1.	[***]

4.2.2.	[***]

4.3.	[***]

4.4.	[***]

4.5.	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

PA A330 CSN 2015	LA6	Page 2/4
CT1102624	APPENDIX 9 - RR	Private & Confidential

APPENDIX 9 to LETTER AGREEMENT N° 6

5.	[***]

5.1.	[***]

5.2.	[***]

5.3.	[***]

5.4.	[***]

5.5.	[***].

5.6.	[***]

5.7.	[***]

6.	[***]

6.1.	[***]

6.2.	[***]

[***]

7.	[***]

[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

PA A330 CSN 2015	LA6	Page 3/4
CT1102624	APPENDIX 9 - RR	Private & Confidential

APPENDIX 9 to LETTER AGREEMENT N° 6

8.	[***]

8.1	[***]

8.2	[***]

8.3	[***]

8.4	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

PA A330 CSN 2015	LA6	Page 4/4
CT1102624	APPENDIX 9 - RR	Private & Confidential

LETTER AGREEMENT N° 7

CHINA SOUTHERN AIRLINES COMPANY LIMITED

Nº278, Airport Road Baiyun District,

Guangzhou 510405

People's Republic of China

Subject : [***]

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into:

(I)	an aircraft general terms agreement dated February 2nd, 2010 (the “AGTA”); and

(II)	an A330-300 aircraft purchase agreement dated December 5th, 2012 (the “Purchase Agreement”); and

(III)	an amendment N°1 to the Purchase Agreement (the “Amendment N°1”) dated July 1st, 2014; and

(IV)	an amendment N°2 to the Purchase Agreement (the “Amendment N°2”) on February 20th, 2015

hereinafter collectively referred to as the “Agreement”.

The Buyer and the Seller, with the consent of the Consenting Party, have entered on even date herewith into an amendment N°3 to the Purchase Agreement (the “Amendment N°3"), which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Second Batch Aircraft as described in the Amendment N°3.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement or in Amendment N°3.

The Seller and the Buyer and the Consenting Party are referred to together as the "Parties" and each a "Party".

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of the Amendment Nº3 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Agreement, the Amendment N°3 and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN – AM3 to A330 PA dated December 2012	LA7	Page 1/6
CT1102624		Private & Confidential

LETTER AGREEMENT N° 7

1	[***]

1.1	[***]

1.2	[***]

1.3	[***]

1.4	[***]

1.5	[***]

[***]

[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN – AM3 to A330 PA dated December 2012	LA7	Page 2/6
CT1102624		Private & Confidential

LETTER AGREEMENT N° 7

2	[***]

2.1	[***]

2.2	[***]

2.3	[***]

2.4	[***]

2.5	[***]

3	[***]

3.1	[***]

[***]

[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN – AM3 to A330 PA dated December 2012	LA7	Page 3/6
CT1102624		Private & Confidential

LETTER AGREEMENT N° 7

[***]

3.2	[***]

3.3	[***]

3.4	[***]

3.5	[***]

[***]

[***]

[***]

[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN – AM3 to A330 PA dated December 2012	LA7	Page 4/6
CT1102624		Private & Confidential

LETTER AGREEMENT N° 7

4	Assignment

Notwithstanding any other provision of this Letter Agreement, the Agreement or the Amendment N°3, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect

5	Confidentiality

For the purpose of this Clause 6, the “Buyer” shall be deemed to include a reference to the Consenting Party.

This Letter Agreement (and its existence) shall be treated by the Parties as confidential and shall not, except as otherwise set out below, be released (or revealed) in whole or in part to any third Party without the prior consent of the Parties. In particular, each Party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other Parties. Notwithstanding the foregoing, in the event that any law, regulation, stock exchange or government authority requires the disclosure of this Letter Agreement (or its existence) or any part thereof, the Party which is subject to such requirement shall advise the other Party of what is required and proposed to be disclosed and the Parties shall consult with a view to (i) limiting any such disclosure to what is strictly required and (ii) obtaining (to the extent possible) the assurance of the party to whom such disclosure is made that any such disclosure will be treated confidentially.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN – AM3 to A330 PA dated December 2012	LA7	Page 5/6
CT1102624		Private & Confidential

LETTER AGREEMENT N° 7

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

By	:	By	:

Its	:	Its	:

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP

IMPORT AND EXPORT TRADING CORP., LTD.

By	:

Its	:

Date	:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN – AM3 to A330 PA dated December 2012	LA7	Page 6/6
CT1102624		Private & Confidential

LETTER AGREEMENT N° 7

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

By	:	By	:

Its	:	Its	:

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP

IMPORT AND EXPORT TRADING CORP., LTD.

By	:

Its	:

Date	:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN – AM3 to A330 PA dated December 2012	LA7	Page 6/6
CT1102624		Private & Confidential

SIDE LETTER 1

CHINA SOUTHERN AIRLINES

COMPANY LIMITED

Nº278, Airport Road Baiyun District,

Guangzhou 510405

People's Republic of China

Subject : [***]

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into:

(I)	an aircraft general terms agreement dated February 2nd, 2010 (the “AGTA”); and

(II)	an A330-300 aircraft purchase agreement dated December 5th, 2012 (the “Purchase Agreement”); and

(III)	an amendment N°1 to the Purchase Agreement (the “Amendment N°1”) dated July 1st, 2014; and

(IV)	an amendment N°2 to the Purchase Agreement (the “Amendment N°2”) on February 20th, 2015

hereinafter collectively referred to as the “Agreement”.

The Buyer and the Seller, with the consent of the Consenting Party, have entered on even date herewith into an amendment N°3 to the Purchase Agreement (the “Amendment N°3"), which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Second Batch Aircraft as described in the Amendment N°3.

Capitalized terms used herein and not otherwise defined in this Side Letter shall have the meanings assigned thereto in the Agreement or in the Amendment N°3.

The Seller and the Buyer and the Consenting Party are referred to together as the "Parties" and each a "Party".

The Parties agree that this Side Letter, upon execution thereof, shall constitute an integral, nonseverable part of the Amendment Nº3 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Side Letter.

If there is any inconsistency between the Agreement, the Amendment N°3 and this Side Letter, the latter shall prevail to the extent of such inconsistency.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN – AM3 to A330 PA dated December 2012	SL1	Page 1/4
CT1102624		Private & Confidential

SIDE LETTER 1

1	[***]

[***]

[***]

2	[***]

[***]

3	Assignment

Notwithstanding any other provision of this Side Letter, or of the Agreement, this Side Letter and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN – AM3 to A330 PA dated December 2012	SL1	Page 2/4
CT1102624		Private & Confidential

SIDE LETTER 1

4	Confidentiality

For the purpose of this Clause 4, the “Buyer” shall be deemed to include a reference to the Consenting Party.

This Side Letter (and its existence) shall be treated by the Parties as confidential and shall not, except as otherwise set out below, be released (or revealed) in whole or in part to any third Party without the prior consent of the Parties. In particular, each Party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other Parties. Notwithstanding the foregoing, in the event that any law, regulation, stock exchange or government authority requires the disclosure of this Side Letter (or its existence) or any part thereof, the Party which is subject to such requirement shall advise the other Party of what is required and proposed to be disclosed and the parties shall consult with a view to (i) limiting any such disclosure to what is strictly required and (ii) obtaining (to the extent possible) the assurance of the party to whom such disclosure is made that any such disclosure will be treated confidentially.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN – AM3 to A330 PA dated December 2012	SL1	Page 3/4
CT1102624		Private & Confidential

SIDE LETTER 1

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Side Letter to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Signature:	Signature:

Name:	Name:

Title:	Title:

Witnessed and acknowledged by:

CHINA SOUTHERN AIRLINES GROUP

IMPORT AND EXPORT TRADING CORP., LTD.

Signature:

Name:

Title:

Date:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN – AM3 to A330 PA dated December 2012	SL1	Page 4/4
CT1102624		Private & Confidential

SIDE LETTER 1

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Side Letter to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Signature:	Signature:

Name:	Name:

Title:	Title:

Witnessed and acknowledged by:

CHINA SOUTHERN AIRLINES GROUP

IMPORT AND EXPORT TRADING CORP., LTD.

Signature:

Name:

Title:

Date:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN – AM3 to A330 PA dated December 2012	SL1	Page 4/4
CT1102624		Private & Confidential